PROPERTY, PLANT AND EQUIPMENT - By type (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT
Furniture and equipment	$ 1,241	$ 1,728
Leasehold improvements	7,161	1,133
Construction in progress	5,728	12,095
Total property, plant and equipment, gross	14,130	14,956
Accumulated depreciation	(2,299)	(1,817)
Impairment of property, plant and equipment	0	(427)
Total property, plant and equipment, net	$ 11,831	$ 12,712